UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015
______________________
State Street Corporation
(Exact name of registrant as specified in its charter)
______________________

Massachusetts	001-07511	04-2456637
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Lincoln Street Boston, Massachusetts	02111
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (617) 786-3000
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 20, 2015, State Street Corporation held its annual meeting of shareholders. 367,848,767 shares of State Street’s common stock were represented in person or by proxy at the meeting, representing approximately 89% of the 411,648,088 shares of State Street’s common stock outstanding as of the close of business on March 13, 2015, the record date for the meeting. The following matters were voted on at the meeting:

•	the election of 12 directors;

•	the approval of an advisory proposal on executive compensation; and

•	the ratification of the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2015.
The shareholders voted to elect the twelve director nominees, to approve the advisory proposal on executive compensation and to ratify the selection of the independent registered public accounting firm.
The number of votes cast for or against and the number of abstentions and broker non-votes, as applicable, in connection with each matter presented for shareholder consideration at the meeting, are set forth below:

Proposal 1 - Election of Directors

	For	Against	Abstain	Broker Non-Votes
José E. Almeida	338,608,390	856,343	1,389,950	26,994,084
Kennett F. Burnes	337,730,754	1,802,338	1,321,591	26,994,084
Patrick de Saint-Aignan	337,774,566	1,805,431	1,274,686	26,994,084
Amelia C. Fawcett	336,976,725	2,620,807	1,257,151	26,994,084
William C. Freda	337,363,018	2,123,872	1,367,793	26,994,084
Linda A. Hill	336,941,821	2,657,890	1,254,972	26,994,084
Joseph L. Hooley	332,955,233	5,172,240	2,727,210	26,994,084
Robert S. Kaplan	336,315,186	2,773,289	1,766,208	26,994,084
Richard P. Sergel	334,776,400	4,746,779	1,331,504	26,994,084
Ronald L. Skates	334,960,002	4,528,150	1,366,531	26,994,084
Gregory L. Summe	335,507,310	3,954,746	1,392,627	26,994,084
Thomas J. Wilson	336,847,140	2,620,844	1,386,699	26,994,084

Proposal 2 - Advisory Proposal on Executive Compensation

For	Against	Abstain	Broker Non-Votes
323,561,152	15,448,985	1,844,546	26,994,084
95.4%*	4.6%*

Proposal 3 - Ratification of the selection of Ernst & Young LLP as State Street's Independent Registered Public Accounting Firm for the Year Ending December 31, 2015

For	Against	Abstain	Broker Non-Votes
362,010,703	4,655,464	1,182,600	**
98.7%*	1.3%*

*
Represents the percentage of total votes cast for and votes cast against the matter. Abstentions and broker non-votes were not counted as votes with respect to any of the items voted on at the annual meeting.

**	Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE STREET CORPORATION

	By:	/s/ David C. Phelan
	Name:	David C. Phelan
	Title:	Executive Vice President
and General Counsel
Date: May 27, 2015